UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2011

Louisiana Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-33573	20-8715162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Veterans Memorial Boulevard, Metairie, Louisiana	70005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (504) 834-1190

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2011, Louisiana Bancorp, Inc. (the "Company") reported its results of operations for the three month and nine month periods ended September 30, 2011.

For additional information, reference is made to the Company's press release dated October 28, 2011, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 8.01. Other Events.

On October 28, 2011, the Company announced it will initiate a stock repurchase program to acquire up to 5%, or 163,163 shares of its common stock. The shares may be purchased in the open market or through privately negotiated transactions from time to time depending upon market conditions and other factors over the next six months.

For additional information, reference is made to the Company's press release dated October 28, 2011, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) The registrant's press release, dated October 28, 2011, is attached hereto as Exhibit 99.1.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Louisiana Bancorp, Inc. (Registrant)
October 28, 2011 (Date)	/s/ LAWRENCE J. LEBON, III Lawrence J. LeBon, III Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 28, 2011